EXHIBIT 99.6

LANDMARK SCIENTIFIC, INC.

Unaudited Financial Statements

March 31, 2003 and 2002

LANDMARK SCIENTIFIC, INC.

Unaudited Balance Sheets

March 31, 2003

2003
Assets
Current Assets:

Cash
$ 26,608
Trade accounts receivable, less allowance for doubtful accounts of $0 at March 31, 2003
121,702
Receivables from affiliated companies
300,000
Note receivable from affiliated company
361,097
Inventories
445,452
Income taxes refundable
11,883
Other current assets
20,542
Total current assets
1,287,284

Property and equipment:

Machinery and equipment
32,268
Furniture, fixtures and office equipment
4,212
36,480
Less: accumulated depreciation
32,279
Net property and equipment
4,201

Intangible assets, net
18,751
Total assets	$1,310,236

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Unaudited Balance Sheets

March 31, 2003

2003
Liabilities and Stockholders’ Equity
Current Liabilities:

Current portion of long-term debt
$ -
Trade accounts payable
116,168
Payables to affiliated companies
93,802
Accrued expenses
24,857
Total current liabilities
234,827

Stockholders' equity:

Common stock, no par value.   Authorized 50,000 shares;   Issued and outstanding 10,000 shares
3,004,068
Accumulated deficit
(1,928,659)
Total stockholders’ equity
1,075,409

Commitments and contingencies

Total liabilities and stockholders’ equity
$1,310,236

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Unaudited Statements of Operations

Three Months Ended March 31, 2003 and 2002

2003	2002
Net sales
$143,581	$ 512,288
Cost of goods sold
70,625	325,192
Gross profit
72,956	187,096

Selling, general and administrative expenses
57,470	212,612
Merger related expenses
-	47,244
Income (loss) from operations
15,486	(72,760)

Other income (expense)
-	-
Income (loss) before income taxes and cumulative effect of a change in accounting principle
15,486	(72,760)
Income tax expense
-	-
Income (loss) before cumulative effect of a change in accounting principle
15,486	(72,760)
Cumulative effect of a change in accounting principle
-	(38,909)

Net income (loss)
$15,486	$ (111,669)

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Unaudited Statements of Cash Flows

Three Months Ended March 31, 2003 and 2002

	2003	2002
Cash flows from operating activities:
Net income (loss)
	$15,486	$ (111,669)
Adjustments to reconcile net income (loss)   to net cash used in operating activities:

  Depreciation
	1,085	22,175
  Amortization of intangible assets
	18,749	18,750
  Cumulative effect of a change in    accounting principle
	-	38,909
   (Increase) decrease in:

     Trade accounts receivable
	(55,860)	(48,660)
     Receivables from affiliated companies
	-	95,752
      Inventories
	2,453	41,828
      Income taxes refundable
	-	240
      Other current assets
	32,183	(15,574)
Increase (decrease) in:

      Trade accounts payable
	(88,481)	(34,772)
      Payables to affiliated companies
	29,382	-
      Accrued expenses
	11,339	(26,427)
           Net cash used in operating activities
	(33,664)	(19,448)
Cash flows from investing activities:
Acquisition of property and equipment
	(1,160)	-
Net cash used in investing activities	(1,160)	-
Cash flows from financing activities:
Principal payments on long-term debt
	-	(1,600)
Net cash used in financing activities	-	(1,600)
Net decrease in cash	(34,824)	(21,048)

Cash at beginning of period	61,432	376,445
Cash at end of year period	$26,608	$355,397

See accompanying notes to financial statements.

LANDMARK SCIENTIFIC, INC.

Notes to Unaudited Financial Statements

March 31, 2003 and 2002

The accompanying unaudited financial statements of Landmark Scientific, Inc. (the "Company") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial reporting information. Certain information normally included in footnote disclosures in financial statements prepared in accordance with generally accepted accounting principles was condensed or omitted pursuant to such rules and regulations. In management’s opinion, the financial statements and footnotes reflect all adjustments necessary to disclose adequately the Company’s financial position at March 31, 2003 and March 31, 2002 and for the three months then ended. Management suggests these condensed financial statements be read in conjunction with the financial statements and the notes thereto included in the Company’s audited financial statements for the year ended December 31, 2002 included herein as Exhibit 99.5.

(1) Summary of Significant Accounting Policies

(a) Description of Business

The Company provides diagnostic equipment to medical laboratories. In addition, prior to September 1, 2002, it provided consumable and disposable products to these laboratories, which included items such as equipment parts, reagents, and diagnostic kits. Prior to September 1, 2002, the majority of the Company’s sales were to customers located in the Southeastern United States. Since that date, the Company’s sales are primarily to China. Export sales amounted to approximately $26,000 and $84,000 for the three months ended March 31, 2003 and 2002, respectively.

(b) Inventories

Inventories consist primarily of laboratory equipment and are stated at the lower of average cost or market. The Company maintains no raw materials or work-in-process inventories.

(c) Impact of Recently Issued Accounting Standards

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others, which elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year end. The adoption of FIN No. 45 did not impact the Company’s financial position, results of operations and liquidity.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of ARB No. 51. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The adoption of FIN No. 46 did not impact the Company’s financial position, results of operations and liquidity.

As of March 31, 2003, there are no other new accounting standards issued, but not yet adopted by the Company, which are expected to be applicable to its financial position, operating results or financial statement disclosures.

(2) Related Party Transactions

Effective September 1, 2002, the Company sold trade accounts receivable of $721,776, inventory of $105,281, and property and equipment with a net book value of $81,236 to an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note receivable for $361,097. The difference between the book value of the net assets sold and the consideration received from the affiliated company was recorded as a charge to accumulated deficit of $81,236. The note receivable is payable on demand by the Company, along with any accrued interest. The results of operations related to the product lines sold have been excluded from the financial statements since the date of the sale.

At March 31, 2003, receivables from affiliated companies include a $300,000 advance made to an affiliated company. The Company also has $93,802 due to different affiliated companies for advances made to the Company.

At March 31, 2002, there were no amounts due to or from affiliated companies.

(3) Intangible Assets

In connection with Statement of Financial Accounting Standard No. 142’s transitional goodwill impairment evaluation, the Company performed an assessment of whether there was an indication that goodwill was impaired as of the date of adoption. Based on this assessment, the Company wrote off the unamortized balance of goodwill of $38,909 as of January 1, 2002 and recorded this write-off as the cumulative effect of a change in accounting principle in the March 31, 2002 statement of operations.

(4) Contingencies

In 2002, the Company signed an Agreement and Plan of Merger (the Agreement) with a publicly-traded buyer whereby the Company would merge with and into certain operations of the buyer. The majority shareholder of the Company is also a significant shareholder of the buyer. Pursuant to the Agreement, the Company will be obligated to pay a $300,000 "finders fee" to an affiliated company upon the successful closing of the transaction.

From time to time, the Company is involved in litigation in the normal course of business. Management believes that any costs resulting from such litigation will not have a significant adverse effect on the Company’s financial condition, results of operations, or liquidity.

(5) Subsequent Event

On April 29, 2003 the Company was acquired by Novitron International, Inc. ("Novitron") whereby each share of the Company’s stock was exchanged for 2.5 shares of Novitron’s Series A Nonvoting Convertible Preferred Stock convertible preferred stock.